Refund of WoW game points	12 Months Ended
Dec. 31, 2011
Refund of WoW game points

19. Refund of WoW game points

As a result of the loss of the WoW license on June 7, 2009, the Group announced a refund plan in connection with unactivated WoW game point cards. According to the plan, unactivated WoW game point card holders are eligible to receive a cash refund from the Group. The Group recorded a liability in connection with both unactivated points cards and activated but unconsumed point cards of approximately RMB200.4 million, of which RMB4.0 million was refunded in 2009. The difference between the face value of the point cards and the net proceeds the Group received in the sales of the respective point cards was recorded as additional cost of services, amounting to RMB22.1 million for the year ended December 31, 2009.

The refund provision related to these WoW game points will be recorded as other operating income after the release of liability to refund under the respective laws. The legal liability relating to the unactivated WoW game point cards was extinguished in September 2011 based on the applicable laws and the associated liability amounting to RMB26.0 million (US$4.1 million) was recognized as other operating income for the year ended December 31, 2011. The remaining legal liability relating to the activated WoW game points of RMB170.0 million (US$27.0 million) still exist as of December 31, 2011 and, to the extent not refunded, will be legally released within 20 years from September 2009 under current laws.

In 2009, the Group engaged an agent to facilitate the refund to game players and provided an advance payment to the agent amounting to RMB43.3 million for this purpose. In 2010 and 2011, RMB0.4 million and nil were refunded to game point card holders through the agent, respectively. As of December 31, 2011, the balance of the advance payment to the agent was RMB42.9 million (US$6.8 million). In February 2012, the Group entered into an agreement with the agent pursuant to which the agent will refund the advance to the Group in installments over a five year period after deducting any further refund to game point holders. As of December 31, 2011, the current portion of RMB8.6 million (US$1.4 million) was recorded in prepayments and other current assets and the present value of the long-term portion amounting to RMB28.7 million (US$4.6 million) was recorded in other long-term assets, respectively.